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                                                                 EXHIBIT 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 28, 1999, relating to the financial statements of Musician's Friend, Inc., which appears in the Current Report on Form 8-K/A of Guitar Center, Inc. dated August 10, 1999.




PricewaterhouseCoopers LLP

Portland, Oregon
October 4, 1999